SUNAMERICA SERIES TRUST

Supplement to the Prospectus dated May 1, 2002

In the chart under the section titled "Portfolio Management," the portfolio management disclosure with respect to Massachusetts Financial Services Company's management of the MFS Growth and Income Portfolio is deleted in its entirety and replaced with the following effective August 1, 2002, noting the deletion of Mitchell D. Dynan and the addition of Brooks Taylor:
Portfolio	Adviser/ Subadviser	Name and Title of Portfolio Manager (and/or Management Team)	Experience
MFS Growth and Income Portfolio	MFS	John D. Laupheimer, Jr., Senior Vice President and Portfolio Manager

After joining MFS in 1981 as a research analyst, Mr. Laupheimer became Assistant Vice President in 1984, Vice President in 1986, Portfolio Manager in 1987, Investment Officer in 1988, and Senior Vice President in 1995.

		Brooks Taylor, Vice President and Portfolio Manager	Mr. Taylor is a Portfolio Manager of the growth and income and core portfolios of MFS's mutual funds, variable annuities, and institutional accounts. He joined MFS in 1996.

Dated: August 14, 2002